THE TORRAY FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1998

                         As Revised September 15, 1998






This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated April 30, 1998 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing The Torray Corporation, 6610 Rockledge Drive, Bethesda, Maryland 20817, or by telephoning toll free at 1-800-443-3036.


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




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TABLE OF CONTENTS

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                                                                 Page


INVESTMENT OBJECTIVE AND POLICIES......................................3

NOTE ON SHAREHOLDER APPROVAL...........................................3

INVESTMENT RESTRICTIONS................................................3

HOW TO REDEEM..........................................................6

HOW NET ASSET VALUE IS DETERMINED......................................7

CALCULATION OF RETURN..................................................8

PERFORMANCE COMPARISONS................................................9

DISTRIBUTIONS..........................................................9

TAXES    ..............................................................9

MANAGEMENT OF THE FUND................................................11

OTHER SERVICES........................................................15

PORTFOLIO TRANSACTIONS................................................16

ORGANIZATION AND CAPITALIZATION OF THE FUND...........................18

SHAREHOLDER LIABILITY.................................................19

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and policies of The Torray Fund (the "Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus following the caption "Investment Objective and Policies." There is no assurance that the Fund's objective will be achieved.

         This Statement contains certain additional information about the objective and policies, including "miscellaneous investment practices" in which the Fund may engage.


         U.S. Treasury Securities. The Fund is free to invest in U.S. Treasury Securities of varying maturities. There are usually no brokerage commissions as such paid by the Fund in connection with the purchase of such instruments. The value of such securities can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. See "Portfolio Transactions - Brokerage and Research Services," for a discussion of underwriters' commissions and dealers' spreads involved in the purchase and sale of such instruments.


         NOTE ON SHAREHOLDER APPROVAL

         The investment objective and policies of the Fund set forth above and in the Prospectus may be changed without shareholder approval.


INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

                  (1) Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

                  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

                  (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (6) Purchase or sell real estate, although it may invest in securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

                  (7) Purchase or sell commodities or commodity contracts, including future contracts.

                  (8) Make loans, except by purchase of debt obligations or by entering into repurchase agreements.

                  (9) Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation; provided, however, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S.
         government or its agencies or instrumentalities.

                  (10) Acquire more than 10% of the voting securities of any issuer.

                  (11) Concentrate more than 25% of the value of its total assets in any one industry.

         It is contrary to the Fund's present policy, which may be changed by the Trustees without shareholder approval, to borrow money, pledge or hypothecate its assets, make any short sales of securities, maintain any short position for the account of the Fund, issue senior securities, or purchase foreign securities which are not publicly traded in the United States. In addition, it is contrary to the Fund's present policy to:

                  (1) Invest more than 10% of the Fund's net assets (taken at current value) in securities which at the time of such investment are not readily marketable.

                  (2) Write (sell) or purchase options.

                  (3) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (4) Make investments for the purpose of gaining control of a company's management.

         All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

HOW TO REDEEM

         The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption "How to Redeem." Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the Shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received. The Fund will accept redemption requests only on days the New York Stock Exchange is open. Proceeds will normally be forwarded on the next day on which the New York Stock Exchange is open; however, the Fund reserves the right to take up to seven days to make payment if, in the judgment of the Manager, the Fund could be adversely affected by immediate payment. The proceeds of redemption may be more or less than the shareholder's investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to forward the proceeds of the redemption until the check has been collected.

         The Fund may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

         It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

         The Fund reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in the Fund falls below a specified level, currently set at $10,000. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Fund. The Fund also reserves the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.


HOW NET ASSET VALUE IS DETERMINED

         As described in the text of the Prospectus following the caption "How Net Asset Value is Determined," the net asset value per share of the Fund is determined once on each day on which the New York Stock Exchange is open, as of the close of the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported -- and in the case of certain securities traded over-the-counter -- the last reported bid price.

         As described in the Prospectus, certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Trustees or by persons acting at their direction pursuant to guidelines established by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in U.S. Government Securities is substantially completed each day at various times prior to the close of the Exchange. The value of such securities used for determining the Fund's net asset value per share is computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.


CALCULATION OF RETURN

         As summarized in the Prospectus under the heading "Performance Information," Total Return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $10,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $10,000 investment and annualizing the result for periods of less than one year.

         The average annual total return for the Fund from commencement of investment operations (December 31, 1990) through December 31, 1997 was 22.79%, and the Fund's average annual total return for the one-year and five-year periods ended December 31, 1997 was 37.12% and 23.73% respectively.

PERFORMANCE COMPARISONS

         The Fund may from time to time include its Total Return in information furnished to present or prospective shareholders. The Fund may from time to time also include its Total Return and Yield and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, the Investment Company Institute and other similar services as having the same investment objective as the Fund.


DISTRIBUTIONS

         Distributions from Net Investment Income. As described in the Prospectus under the caption "Distributions," the Fund pays out substantially all of its net investment income, (i.e., dividends, interest it receives from its investments, and short-term gains). It is the present policy of the Fund to declare and pay distributions from net investment income quarterly.

         Distributions of Capital Gains. As described in the Prospectus, the Fund's policy is to distribute annually substantially all of the net realized capital gain, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.


TAXES

         The tax status of the Fund and the distributions which it intends to make are summarized in the text of the Prospectus immediately following the caption "Taxes." All dividends and distributions of the Fund, whether received in shares or cash, are taxable to the Fund's shareholders as described in the Prospectus, and must be reported by each shareholder on his federal income tax return. Although a dividend or capital gains distribution received after the purchase of the Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution, it will be treated as a dividend even though, economically, it represents a return of capital, and will be subject to federal income taxes as ordinary income or, if properly designated by the Fund, as long-term capital gain. In general, any gain or loss realized upon a taxable disposition of

Fund shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased by the shareholder within 30 days before or after the disposition.

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (b) each year distribute at least 90% of its "investment company taxable income," which, in general, consists of investment income and short-term capital gains; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, the Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed.

         In years when the Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. The Fund currently has no intention or policy to distribute amounts in excess of its earnings and profits.

         It is expected that at least some of the distributions from the Fund will qualify for the dividends-received deduction for corporations to the extent that the Fund's gross income was derived from qualifying dividends from domestic corporations.

         Annually, shareholders will receive information as to the tax status of distributions made by the Fund in each calendar year.

         The Fund is required to withhold and remit to the U.S. Treasury 31% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

         The foregoing relates to federal income taxation. Distributions from investment income and capital gains may also be subject to state and local taxes. The Fund is organized as a Massachusetts business trust. Under current law, as long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts.


MANAGEMENT OF THE FUND


     Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

     Professor Frederick Amling (DOB 12/23/26), Trustee of the Fund. Professor of Finance, The George Washington University; President, Amling & Company, Inc. (financial advisors).

     Robert P. Moltz (DOB 10/03/47), Trustee of the Fund. President and Chief Executive Officer, Weaver Bros. Insurance Associates, Inc. (insurance).

     Professor Roy A. Schotland (DOB 03/18/33), Trustee of the Fund. Professor of Law, Georgetown University Law Center; Director, Custodial Trust Company (banking). Director, Croft Funds Corporation (open-end management investment company).

     Wayne H. Shaner (DOB 08/23/47), Trustee of the Fund. Vice President, Investments, Lockheed Martin Corporation and Lockheed Martin Investment Management Company; Member, Investment Committee, Maryland State Retirement System.

     Bruce C. Ellis (DOB 07/26/44), Trustee of the Fund. Director, Shepards Foundation (charity); since 1992, Director, Rushmore/Cappiello Fund (investment company) and Rushmore Funds (investment companies).

* William M. Lane (DOB 05/21/50, Chairman of the Board of Trustees, President and Secretary of the Fund. Vice President, Secretary and Treasurer, Robert
     E. Torray & Co., Inc,; Vice President and Secretary, The Torray Corporation; Secretary and Treasurer, Birmingham Capital Management
     Co., Inc.

     Douglas C. Eby (DOB 07/28/59), Vice President and Treasurer of the Fund. President, Robert E. Torray & Co., Inc.; Vice President and Treasurer, The Torray Corporation. Through April, 1992, Vice President and Portfolio Manager of Foxhall Investment Management (investment advisor).


-----------------------------------
* Mr. Lane is an "interested person" of the Fund under the Investment Company Act of 1940.

         The mailing address of the officers and Trustees is c/o the Fund, 6610 Rockledge Drive, Bethesda, Maryland 20817.

         The Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and each of its officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any errors and omissions to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Each Trustee who is not an "interested person" of the Fund receives an annual fee of $5,000, plus $500 for each Trustees' meeting attended. The salaries and expenses of each of the Fund's officers are paid by the Manager. Mr. Lane and Mr. Eby as stockholders and/or officers of the Manager, will benefit from the management fees paid by the Fund.


         The following table exhibits Trustee Compensation for the fiscal year ended December 31, 1997.



       Name of                   Aggregate                 Pension or             Estimated
       Person,               Compensation From             Retirement              Annual
       Position              Registrant for the             Benefits            Benefits Upon
                             Fiscal Year Ended             Accrued as            Retirement
                             December 31, 1997            Part of Fund
                                                            Expenses
Frederick Amling                   $2,850                      -0-                   -0-

Robert P. Moltz                    $2,850                      -0-                   -0-

Roy A. Schotland                   $2,850                      -0-                   -0-

Wayne H. Shaner                    $2,850                      -0-                   -0-

Bruce C. Ellis                     $2,850                      -0-                   -0-



         As of April 15, 1998 , the Trustees, officers, and affiliated persons of the Fund, as a group, owned 703,659 shares (2.025%) of the Fund.

         The Manager. Under a written management contract ("Management Agreement") between the Fund and the Manager, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objective, policies and restrictions.

         Pursuant to the Management Agreement and subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under "Portfolio Transactions -Brokerage and Research Services," the Fund's portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

         The Manager's compensation under the Management Agreement is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdic tion in which shares of such Fund are qualified for offer and sale. The term "expenses" is subject to interpretation by each of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses. As of this date, shares are not sold in any state which imposes such a restriction. The Manager received the following compensation for the fiscal years indicated:


                    Advisory Fees Paid
       1995               1996                 1997
    $313,512            $732,902           $3,446,533


         The Management Agreement has been approved by the Trustees of the Fund. By its terms, the Management Agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Management Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Management Agreement may be terminated on not more than 60 days' notice by the Manager to the Fund. In the event the Manager ceases to be the manager of the

Fund, the right of the Fund to use the identifying name of "Torray" may be withdrawn.

         As  described  in  the  text  of  the  Prospectus   under  the  caption
"Management of the Fund," the Fund pays, in addition to the management fee described above, all expenses not borne by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund's shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

         The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Manager is a Maryland corporation organized in 1990. Approximately sixty-four percent (64%) of the outstanding voting shares of the Manager is owned by Robert E. Torray.


OTHER SERVICES

         Custodial Arrangements. United Missouri Bank ("UMB"), 928 Grand Blvd., Kansas City, MO 64141, is the custodian for the Fund. As such, UMB holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, UMB receives and delivers cash and securities of the Fund in connection with the Fund transactions and collects all dividends and other distributions made with respect to the Fund's portfolio securities. UMB also maintains certain accounts and records of the Fund.

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Transfer and Shareholder  Servicing Agent.  First Data Investor  Services Group,
3200 Horizon Drive, King of Prussia, PA 19406- 0903 serves as transfer agent and shareholder servicing agent to the Fund pursuant to a Transfer Agent Service Agreement (the "Transfer Agent Agreement"). Under the Transfer Agent Agreement, First Data Investor Services Group has agreed to (i) issue and redeem Shares of the Fund; (ii) provide shareholder services which includes responding to Shareholder correspondence and inquiries; (iii) maintain Shareholder accounts and certain subaccounts; and (iv) prepare periodic reports to the Fund's officers and/or Board of Trustees. The Transfer Agent received $140,797 in fees for the fiscal year ended December 31, 1997.

Certified Public Accountants. The Fund's independent public accountants are Briggs, Bunting & Dougherty, LLP. Briggs, Bunting & Dougherty, LLP conducts an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

PORTFOLIO TRANSACTIONS

         Brokerage and Research Services. Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities, such as U.S. Government Securities, traded in the over-the-counter markets or in the case of gold bullion but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         When the Manager places orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to

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the extent  that it may be  permitted  to pay higher  brokerage  commissions  as described below. In seeking the most favorable price and execution, the Manager considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of
the  broker/dealer   involved  and  the  quality  of  service  rendered  by  the broker/dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical and quotation services from brokers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Manager may receive research, statistical and quotation services from brokers with which the Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The fees paid to the Manager are not reduced because it receives such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and the Management Agreement, the Manager may cause the Fund to pay a broker which provides "brokerage and research services" (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. The authority of the Manager to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

         Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities.


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         The total brokerage commissions paid for the fiscal year ended December
31, 1995, 1996, and 1997 were $64,932, $160,089, and $757,611.00 respectively.


ORGANIZATION AND CAPITALIZATION OF THE FUND

         The Fund was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated April 19, 1990. A copy of the Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust's fiscal year ends on December 31 of each year.

         As described in the text of the Prospectus following the caption "Organization and Capitalization of the Fund," shares of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. There will normally be no meetings of shareholders for the purpose of electing Trustees, except insofar as elections are required under the 1940 Act in the event that (i) less than a majority of the Trustees have been elected by shareholders, or (ii) if, as a result of a vacancy, less than two-thirds of the Trustees have been elected by the shareholders, the vacancy will be filled only by a vote of the shareholders. In addition, the Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Fund and filed with the Fund's custodian or by a vote of the holders of two-thirds of the outstanding shares of the Fund at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, each Trustee shall continue to hold office and may appoint his successor.



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SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

         The financial statements for the fiscal year ended December 31, 1997 including notes thereto and the report thereon of Briggs, Bunting & Dougherty, LLP are herein incorporated by reference. A copy of the 1997 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

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